Agreements with General Motors	12 Months Ended
Dec. 31, 2023
Equity [abstract]
Agreements With General Motors
11.
AGREEMENTS WITH GENERAL MOTORS

On January 30, 2023, LAC North America entered into an agreement with GM, pursuant to which GM agreed to make a $650,000 equity investment in two tranches. The proceeds from the Transaction are to be used for the construction and development of Thacker Pass. On February 16, 2023, the Tranche 1 Investment of $320,148 closed, resulting in GM’s purchase of 15,002 common shares of Old LAC which became an equivalent number of shares of the Company post-Separation. In connection with the Tranche 1 Investment, the Company and GM also entered into (a) a warrant certificate and a subscription agreement (the “GM Tranche 2 Agreements”), each in relation to a second tranche investment of up to $329,852; (b) the Offtake Agreement and (c) an investor rights agreement.

11.
AGREEMENTS WITH GENERAL MOTORS (continued)

GM Tranche 2 Agreements

Pursuant to the GM Tranche 2 Agreements, as the Separation was completed before the closing of the Tranche 2 Investment by GM, the GM Tranche 2 Agreements with Old LAC were made ineffective in consideration for the purchase of two common shares of Old LAC and, a new subscription agreement was executed by New LAC and GM. The terms of the New LAC subscription agreement substantially mirrors the subscription agreement previously executed by Old LAC, subject to the shares and price being adjusted by the New LAC relative value ratio, such that GM’s second tranche investment of up to $329,852 will be made in New LAC.

Pursuant the Tranche 2 Investment agreement which expires in August 2024, GM may purchase common shares of New LAC subject to the satisfaction of certain conditions precedent, including the condition that the Company secures sufficient funding to complete the development of Phase 1 for Thacker Pass (the “Funding Condition"). The subscription agreement calls for an aggregate purchase price of up to $329,852, with the number of shares to be determined using a price equal to the lower of (a) the 5-day volume weighted average share price (which is determined as of the date the notice that the certain conditions have been met) and (b) $17.36 per share.

The GM Tranche 2 Agreements are treated as a derivative because the GM Tranche 2 Agreements may result in the issuance of a variable number of shares for the fixed subscription price. The derivative was initially measured at fair value and subsequently carried at fair value through profit and loss.

The Company recorded the GM Tranche 2 Agreements derivative on January 30, 2023, at an initial fair value of $33,194 and the net proceeds of Tranche 1 investment were recorded in Net former parent investment. Financial advisory fees of approximately $16,803 and other transaction costs of $174 were paid in connection with the closing of the first tranche. The $1,760 portion of the transaction costs related to the GM Tranche 2 Agreements derivative were expensed. Transactions costs of $15,217 attributable to the GM Tranche 1 proceeds were recorded in the Net former parent investment. Financial advisory fees of approximately $6,600 will become payable upon completion of the closing of the second tranche of GM’s investment.

Changes in the value of the GM Tranche 2 Agreements are summarized below:

$
GM derivative liability
On initial recognition as at January 30, 2023	(33,194)
Gain on change in fair value	32,846
As at December 31, 2023	(348)

The fair value of the derivative as of January 30, 2023, was determined using Monte Carlo simulation, with the following Old LAC’s inputs: volatility of 58.34%, share price of $21.99, a risk-free rate of 4.77%, and an expected dividend of 0%. The fair value of the derivative as of December 31, 2023, was estimated with the following inputs: volatility of 71.26%, share price of $6.40, a risk-free rate of 5.54%, and an expected dividend of 0%. A gain on change in the fair value of the derivative for the period from issuance to December 31, 2023, of $32,846 was recognized in the Consolidated Statement of Comprehensive Loss.

11.
AGREEMENTS WITH GENERAL MOTORS (continued)

Valuation of the derivative is sensitive to changes in the Company's share price and the assumed volatility of common shares. The gain on change in fair value of the GM derivative liability of $32.8 million was driven by underlying valuation assumptions. A reduction/increase of the Company's share price by 10% would result in a corresponding reduction/increase of the derivative value by 17% and 31% respectively.

Offtake Agreement

As part of the Arrangement, the Offtake Agreement was assigned to New LAC.

Pursuant to the Offtake Agreement, GM may purchase up to 100% of Thacker Pass Phase 1 production at a price based on prevailing market rates. The term of the arrangement for Phase 1 production is ten years, subject to a five-year extension at GM’s option and other limited extensions. The Company has also granted GM a right of first offer on Thacker Pass Phase 2 production. The volume available under the Offtake Agreement is subject to the receipt of the Tranche 2 Investment and may be reduced proportionately in certain circumstances if GM’s remaining investment is less than $329,852.